UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09134




Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)




15 Chester Commons
Malvern, PA  19355
(Address of principal executive offices)




Daniel A. Morris
15 Chester Commons
Malvern, PA  19355
(Name and address of agent for service)




Registrant's telephone number, including area code: (610) 722-0900


Date of fiscal year end: December 31

Date of reporting period: December 31, 2004


Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5, to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940. The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.


Item 1. Schedule of Investments







Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334


4th Quarter Report
December 31, 2004
(Unaudited)





Managed by:
Morris Capital Advisors, Inc.









Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355

		December 31, 2004

Dear Fellow Shareholders:

    I am pleased to report that combined shareholder assets in the Funds have grown to more than $7 million on the strength of shareholder contributions and strong investment performance. I am also pleased to report that the Growth Fund was awarded a 5 Star rating for the trailing three years ending September 30, 2004, from MorningStar an independent mutual fund rating organization. The 5 Star rating is the highest rating that MorningStar awards based on the return of a mutual fund compared to other funds in its peer group. The Manor Fund was also awarded a 4 Star rating over the same time period, the second highest rating that MorningStar awards.


A Years Work - - in Just Two Months

    When I last wrote this report at the end of September 2004 the stock market had given up most of the gains that it earned earlier in the year, and it declined further during October. The battle between the bulls and bears was a stalemate, yielding next to nothing for investors despite strong economic growth. Investors were fixated on worries about politics, terrorism, international events, and corporate scandals. There wasn't much to get excited about, unless you were Elliot Spitzer. It seemed that he had a press conference every other day to announce another indictment against some business executive, corporation, or industry. He targeted the New York Stock Exchange, the insurance industry, and numerous executives. On the heels of indictments against the mutual fund industry, investors had to wonder if their money was safe anywhere.

    In this kind of environment who could blame investors for sitting on the sidelines.

    But against this backdrop the stock market took on a life of its own. As some of the uncertainty regarding the election subsided the market began to rally. The rally continued well past the election and into the end of the year. The market gained 4.05% in the month of November, and 3.40% in December, to end the year up 10.87%, as measured by the S&P 500 index.
That is a pretty good return for the stock market, especially compared to the yields on bonds and money market funds.


The Manor Fund

    The Manor Fund rose 12.99%, net of all fees and expenses, during the quarter ending December 31, 2004, outperforming the S&P 500 index (9.23%) and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (8.50%). The Fund also outperformed the S&P 500 and the Lipper Large-Cap Core mutual fund index for the trailing 1-year, 3-year and 5-year periods ending December 31, 2004, with returns of 13.48%, 5.96% and -1.66%, compared to the S&P 500 (10.87%, 3.57%, and -2.28%), and Lipper (8.29%,
2.10%, and -2.98%). During the 4th quarter of 2004 the Fund was helped by gains in Wellpoint Health, Vornado Realty Trust, Kaufman & Broad Home, Cardinal Health, and Citrix Systems.

    Wellpoint Health rose after completing the merger that combined
Anthem and Wellpoint. Vornado Realty Trust rose after the announced merger between Kmart and Sears. Vornado has substantial holding of Sears real estate and should benefit from the combination. Kaufman & Broad rose, despite several interest rate hikes by the Fed, on continued strong demand in the real estate market. The Fed rate hikes also helped Vornado Realty Trust because longer-term interest rates declined, thereby improving the cash flow of this real estate investment trust. Cardinal Health rebounded from weak performance earlier in the year as earnings stabilized for this pharmacy benefits manager. Citrix Systems also rebounded from poor performance earlier in the year after reporting stronger revenue and earnings growth. Norfolk Southern, a recent addition to the Fund, rose as economic growth raised the prospect of higher revenues and earnings.

    Notable laggards during the 4th quarter include Pfizer, Boeing, Alcan, Cisco Systems, and Hewlett-Packard. Pfizer declined after a study showed increased risk of heart attacks for patients using Celebrex. This news came soon after Merck pulled a similar drug, Vioxx, from the market after a study showed increased heart risk. Pfizer's risk is lower because the study was based on usage up to 4 times the normal dosage. Boeing declined as progress on the new 7E7 plane and customer interest waned. Alcan declined as Fed interest rate hikes threatened economic growth and pricing for this aluminum can producer. Cisco Systems and Hewlett-Packard declined on weakness in the technology sector.

    There were no significant purchases or sales for the Fund portfolio during the quarter. The Fund was fully invested, with minimal cash balances, to take advantage of the strong equity market.


The Growth Fund

    The Growth Fund rose 11.10%, net of all fees and expenses, during the quarter ending December 31, 2004, outperforming both the S&P 500 index (9.23%), and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (9.99%). The Fund also outperformed the S&P 500 and the Lipper Large-Cap Growth mutual fund index for the trailing 1-year, and 3-year periods ending December 31, 2004, with returns of 11.82%, and 4.82%, compared to the S&P 500 (10.87%, 3.57%), and Lipper (7.45%, -0.65%).
The Fund was helped by gains in Coach, TXU Corporation, Ebay, Chelsea Property Trust, and Dell.

    Coach, a recent addition to the Fund, rose after reporting strong sales in the early holiday shopping season. TXU, another recent addition to the Fund, continued to rally as investors recognized the impact of
improved operating results.    Ebay rose after reporting strong growth in
revenues and earnings. Chelsea Property Trust rallied because Fed rate hikes helped to lower long-term interest rates, improving cash flow at this real estate investment trust. Dell rose after reporting higher growth in revenues and earnings.

    Only three stocks in the portfolio declined during the 4th quarter; Ivax Corp., American International Group, and Forest Labs. Ivax and Forest labs suffered from an overall decline in the drug sector and company-specific events. Ivax, a generic drug manufacturer, was hurt when another generic manufacturer won approval for a competing product. Forest Labs declined when a clinical study did not support its application for a new drug product. Jones Apparel lagged the market as weak consumer demand hurt results at this retailer of clothing for women.

    During the quarter we sold Amerisource Bergen, Barnes & Noble, First Data Corp., and Vishay. We used the proceeds of these sales to purchase Baker Hughes, an oil exploration company, Coach, a retailer of accessories for women, Etrade Financial, a discount stock broker, Golden West Financial, a thrift bank, and News Corp., a media company. The Fund was fully invested, with minimal cash balances, to take advantage of the strong stock market.


The Bond Fund

    The Bond Fund generated a return of -0.38%, net of all fees and expenses, for the quarter ending December 31, 2004, less than the return of the Lehman Intermediate Treasury Index and the Lipper US Government mutual fund index (0.72% and 0.06%, respectively). For the year ending December 31, 2004 the Fund generated a return of -0.09% less than the Lehman Intermediate Treasury Index (3.35%) and the Lipper US Government mutual fund index (2.84%). This poor performance was frustrating since the Fund's investment portfolio of US Treasury securities was managed with a short maturity and duration on the expectation of interest rate hikes by the Fed. Unfortunately, when the Fed raised rates longer term bonds rallied, thereby improving bond market performance. The Fund's US Treasury portfolio remains conservative with an average yield to maturity of 3.1%, an average maturity of approximately 3.4 years, and an average duration of
2.6 years. The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.


Next Years' Work

    At year end I find it helpful to review the past year and consider the possibilities for the one upcoming. The market action last year, especially the 4th quarter, shows that it is highly problematic to try to pick market tops or bottoms. It reinforces my belief that it is very difficult to "time the market". But as I review my year end analysis, I conclude that the stock market is not a bargain, and may be somewhat overvalued. So, at this point I expect to reduce some holdings that have appreciated, and reinvest the proceeds in stocks with conservative valuations.

				Sincerely,
				Daniel A. Morris




MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
December 31, 2004
(Unaudited)

Portfolio of Investments



Description              Shares           MarketValue



Common Stocks       98.4%


Consumer Staples      6.1%

Pepsico Inc               1,560            $   81,432
Reebok Int'l Ltd          2,090                91,960
                                          -----------
                                              173,392
                                          -----------
Retail                5.9%

Best Buy Co., Inc         1,550                92,101
Cardinal Health Inc       1,305                75,886
                                          -----------
                                              167,987
                                          -----------
Medical              12.2%

Johnson & Johnson         1,350                85,617
Manor Care                2,590                91,764
Pfizer                    2,350                63,191
Wellpoint Health*           920               105,800
                                          -----------
                                              346,372
                                          -----------
Automobile            1.8%

Paccar Inc                  630                50,702
                                          -----------
                                               50,702
                                          -----------
Basic Materials       3.3%

Alcan Inc                 1,940                95,138
                                          -----------
                                               95,138
                                          -----------

Industrial Products   2.6%

Deere                       980                72,912
                                          -----------
                                               72,912
                                          -----------

Construction          3.7%

KB Home                   1,020               106,488
                                          -----------
                                              106,488
                                          -----------
Multi-Industry        6.0%

General Electric         2,270                 82,855
Tyco Intl Ltd            2,440                 87,206
                                          -----------
                                              170,061
                                          -----------

Computer             11.0%

Cisco*                   2,350                 45,402
Citrix Systems*          2,570                 62,862
Hewlett-Packard          1,960                 41,101
Intel                    2,980                 69,702
IBM                        950                  3,652
                                          -----------
                                              312,719
                                          -----------

Aerospace             2.2%

Boeing                   1,230                 63,677
                                          -----------
                                               63,677
                                          -----------

Oil                   9.4%

Devon Energy             2,440                 94,965
Nabors*                  1,310                 67,190
Occidental Petrol        1,820                106,215
                                          -----------
                                              268,370
                                          -----------

Finance              22.1%

Allstate Corp            1,830                 94,648
Citigroup                1,969                 94,866
Fed Nat Mtg Assoc        1,120                 79,755
Freddie Mac              1,440                106,128
MBNA Corp                3,070                 86,543
Shurguard Storage        2,060                 90,661
Vornado Realty Tr        1,010                 76,891
                                          -----------
                                              629,492
                                          -----------

Utilities             3.0%

Exelon                   1,940                 85,496
                                          -----------
                                               85,496
                                          -----------

Transportation        3.1%

Norfolk Southern         2,410                 87,218
                                          -----------
                                               87,218
                                          -----------

Miscellaneous         5.9%

Barra Value Index        1,340                 84,259
SPDR Trust                 690                 83,400
                                          -----------
                                              167,659
                                          -----------


                                          -----------
Total Common Stocks  98.4%                  2,797,683
    (Cost $2,132,203)                     -----------


Short-Term Investments 1.6%

Money Market Fund                              45,083
                                          -----------
                                               45,083
                                          -----------

Total Value
Of Investments      100.1%                  2,842,766



Other Assets
(Liabilities), Net   -0.1%                    (2,650)
                                          -----------


TOTAL NET ASSETS    100.0%                $ 2,840,116
                                          ===========







MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
December 31, 2004
(Unaudited)

Fund Performance



Quarter and Annualized Total Return for Periods Ending December 31, 2004


                                            S&P 500          Lipper LC
                           Manor Fund        Index           Core Funds
4th Quarter                  12.99 %          9.23 %            8.50 %
1 Year                       13.48 %         10.87 %            8.29 %
3 Year Annualized             5.96 %          3.57 %            2.10 %
5 Year Annualized            -1.66 %         -2.28 %           -2.98 %
Annualized since inception    5.41 %          9.95 %            6.30 %
     12/31/93




Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.




Top Holdings and Industry Sectors

Top Company Holdings                               Top Industry Sectors
Company         % of Net Assets              Industry   % of Net Assets

KB Home            3.7 %                         Finance         22.1 %
Occidental Petrol  3.7 %                         Medical         12.2 %
Freddie Mac        3.7 %                         Computer        11.0 %
Wellpoint Health   3.7 %                         Oil              9.4 %
Alcan              3.3 %                         Consumer Staples 6.1 %








MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
December 31, 2004
(Unaudited)



Portfolio of Investments


Description              Shares           MarketValue

Common Stocks        97.1%

Consumer Staples      8.7%

Coach Inc*               1,990             $  112,236
Jones Apparel  Grp       1,270                 46,444
News Corp.,Inc.          5,030                 96,576
                                          -----------
                                              255,256
                                          -----------
Consumer Disc.        7.5%

Cendent Corp             3,910                 91,416
InterActive Corp*        1,570                 43,363
Mohawk*                    920                 83,950
                                          -----------
                                              218,729
                                          -----------

Retail               12.8%

Bed, Bath, Beyond*       1,700                 67,711
Ebay*                    1,080                125,647
Gap, Inc                 4,020                 84,902
Staples*                 2,890                 97,422
                                          -----------
                                              375,682
                                          -----------

Medical              12.7%

Cytyc Corp*              3,230                 89,051
Express Scripts*         1,230                 94,022
Forest Labs*               940                 42,168
Ivax Corp*               3,553                 56,208
Quest Diagnostics*         950                 90,773
                                          -----------
                                              372,222
                                          -----------
Multi-Industry        2.7%

Fortune Brands           1,030                 79,495
                                          -----------
                                               79,495
                                          -----------

Computer             17.9%

Dell*                    2,630                110,828
Intel                    3,200                 74,848
Microsoft Corp           3,260                 87,107
Qualcomm Inc             2,640                111,936
Tech Select SPDR*        2,400                 50,664
Xilinx*                  2,930                 86,933
                                          -----------
                                              522,316
                                          -----------

Oil                   6.3%

Baker-Hughes             1,920                 81,926
Valero Energy            2,280                103,512
                                          -----------
                                              185,438
                                          -----------

Finance              19.0%

Ace Limited              2,130                 91,057
American Int'l Grp       1,160                 76,177
Capital One              1,290                108,632
Etrade Financial         6,060                 90,597
Golden West Fin.         1,560                 95,816
Hospitality Prop Tr      2,020                 92,921
                                          -----------
                                              555,200
                                          -----------

Utilities             4.2%

TXU Corp                 1,890                122,018
                                          -----------
                                              122,018
                                          -----------
Transportation        2.8%

Fedex Corp                 820                 80,762
                                          -----------
                                               80,762
                                          -----------
Miscellaneous         2.4%

Barra Growth Idx         1,240                 71,610
                                          -----------
                                               71,610
                                          -----------


                                          -----------
Total Common Stocks  97.1%                  2,838,728
    (Cost $2,575,949)                     -----------


Short-Term Investments 2.9%

Money Market Fund                              85,360
                                          -----------
                                               85,360
                                          -----------


Total Value
Of Investments      100.2%                  2,924,088


Other Assets
(Liabilities), Net  -0.2%                     (3,668)
                                          -----------


TOTAL NET ASSETS   100.0%                 $ 2,920,420
                                          ===========





MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Fund and Performance Information
December 31, 2004
(Unaudited)


Fund Performance





Quarter and Annualized Total Return for Periods Ending December 31, 2004


                                           S&P 500          Lipper LC
                           Growth Fund      Index           Core Funds
4th Quarter                  11.10 %          9.23 %            9.99 %
1 Year                       11.82 %         10.87 %            7.45 %
3 Year Annualized             4.82 %          3.57 %           -0.65 %
5 Year Annualized            -2.53 %         -2.28 %           -9.71 %
Annualized since inception    0.56 %         -0.74 %           -6.73 %
      6/30/93

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.




Top Holdings and Industry Sectors

Top Company Holdings                               Top Industry Sectors
Company         % of Net Assets              Industry   % of Net Assets

Ebay               4.3 %                         Finance         19.0 %
TXU Corp.          4.2 %                         Computer        17.9 %
Coach Inc.         3.8 %                         Retail          12.8 %
Qualcomm           3.8 %                         Medical         12.7 %
Dell Computer      3.8 %                         Consumer Staples 8.7 %












MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
December 31, 2004
(Unaudited)


Portfolio of Investments


Description                            Face Amount         Value

Government Bonds               94.4%

U.S. Treasury  1.500%   Due 02-28-05      200,000       $199,840
U.S. Treasury  5.875%   Due 11-15-05       50,000         51,330
U.S. Treasury  1.875%   Due 11-30-05      300,000        297,562
U.S. Treasury  2.250%   Due 02-15-07      100,000         98,312
U.S. Treasury  3.250%   Due 08-15-07      200,000        200,250
U.S. Treasury  3.125%   Due 10-15-08      200,000        197,814
U.S. Treasury  3.500%   Due 12-15-08      200,000        199,000
U.S. Treasury  3.875%   Due 02-15-08      200,000        197,375
                                                     -----------
                                                       1,441,483

Total US Government Bonds
     (Cost $1,450,549)

Short-Term Investments          5.7%

Money Market Funds                                        87,490
                                                     -----------
                                                          87,490
                                                     -----------

Total Value of Investments    100.1%                   1,528,973

Other Assets (Liabilities), Net    0.1%                   -1,213
                                                     -----------

TOTAL NET ASSETS              100.0%                  $1,527,760
                                                     ===========





SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.



MANOR INVESTMENT FUNDS, INC.
BOND FUND
Fund and Performance Information
December 31, 2004
(Unaudited)



Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2004

                                           Lipper               Lehman
                           Bond Fund       US Gov't       Intermediate
                                          Fund Index       Gov't Index

4th Quarter                  -0.38 %          0.72 %            0.06 %
1 Year                       -0.09 %          3.35 %            2.84 %
3 Year Annualized             2.25 %          4.95 %            4.73 %
5 Year Annualized             4.27 %          6.64 %            6.45 %
Annualized since inception    3.92 %          6.08 %            6.04 %
      6/30/93


Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager, a fund's total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.


Top Five Holdings

Security                                                   % of Net Assets

US Treasury 1.875% due 11/30/05                                     19.5 %
US Treasury 3.250% due 8/15/07                                      13.1 %
US Treasury 1.500% due 2/28/05                                      13.1 %
US Treasury 3.500% due 12/15/09                                     13.0 %
US Treasury 3.125% due 10/15/08                                     12.9 %






Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334

www.manorfunds.com














































Item 2. Controls and Procedures

a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 3. Exhibits

I, Daniel A. Morris, President of Manor Investment Funds, Inc., certify that:

1. I have reviewed this report on Form N-Q of Manor Investment Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this report fairly present in all material respects the investments of Manor Investment Funds as of the end of the fiscal quarter for which the report is filed.

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) and internal control over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) for Manor Investment Funds, Inc., and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

b) [Omit]

c) Evaluated the effectiveness of the Manor Investment Fund's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d) [Omit]


5. I have disclosed to Manor Investment Fund's auditors and the audit committee of Manor Investment Fund's board of directors:

a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Manor Investment Fund's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Manor Investment Fund's internal control over financial reporting.



Manor Investment Funds, Inc.

/S/ Daniel A. Morris
________________________________
Daniel A. Morris, President
Mr. Morris acts as Manor Investment Fund's Principal Executive Officer and Principal Financial Officer

January 20, 2005